Exhibit 99.1
      First Northwest BancorpNASDAQ: FNWBD.A. Davidson Investor ConferenceDenver, ColoradoMay 9-10, 2017

 Forward-Looking StatementsWhen used in this presentation the words or phrases “believes,” “expects,” “anticipates,” “estimates” or similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Additional forward looking statements may be made in the question and answer period following this presentation. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company’s latest Annual Report on Form 10-K and other filings with the SEC which are available on our website at www.ourfirstfed.com and on the SEC’s website at www.sec.gov.Any of the forward-looking statements that we discuss today may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Any forward-looking statements are based upon management’s beliefs and assumptions at the time they are made. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of the forward-looking statements.   Safe Harbor Statement  2

Strategic Plan and Performance

2016 accomplishments

- Geographic diversification
- Earning asset diversification
- Technology Initiatives
- Company performance

2017 challenges

- Improve earnings and efficiency
- Manage excess liquidity
- Manage excess capital
- Continue product and geographic diversification
- Cost associated with geographic expansion, technology and regulatory environment

3

   LeadershipBoard of Directors  1 Includes service on First Federal Savings & Loan Association Board of Directors.  4

   LeadershipSenior Management Team  5  1 Includes service with First Federal Savings & Loan Association.

 Economic Conditions  6  Source: Employment Security Department Washington State esd.wa.gov  1 Prepared in cooperation with the Federal Bureau of Labor Statistics

 Olympic PeninsulaEconomic Conditions  7  While employment continues to improve in Clallam and Jefferson counties, the combined nonfarm jobs remain in the low 30,000 range.   Source: Employment Security Department Washington State esd.wa.gov

 Expansion Market Economic Conditions  8  Nonfarm jobs exceeds 85,000 in Kitsap and Whatcom counties.   Source: Employment Security Department Washington State esd.wa.gov

Locations

Olympic Peninsula

Port Angeles (4)
- Administration (T)
- Downtown (T)
- Sixth Street
- Eastside

Sequim (2)
- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound Expansion

- ✓ Silverdale
- ✓ Bellingham
- ✓ Bellingham/Fairhaven
- ✓ Bainbridge Island

Mortgage Loan Center
- o Seattle

(T) – Technology service location using Interactive Teller Machines (ITMs)



Bellingham
Fairhaven
Port Townsend
Port Angeles
Sequim
Forks
Bainbridge
Silverdale
Seattle Home Loan Center

9

Balance Sheet AssetsFiscal year to date periods as of June 30Quarter end as of March 31, 2016 and 2017  10

 Loan Portfolio Diversification Quarter end as of June 30, 2015, June 30, 2016 and March 31, 2017  11

   Asset Quality and ReservesFiscal year to date periods as of June 30Quarter end as of March 31, 2016 and 2017  12

   Balance Sheet LiabilitiesFiscal year to date periods as of June 30Quarter end as of March 31, 2016 and 2017  13

 Deposit Geographic DiversificationQuarter end as of June 30, 2015, June 30, 2016 and March 31, 2017  14

   Balance Sheet EquityFiscal year to date periods as of June 30Quarter end as of March 31, 2016 and 2017  15

   EarningsFiscal year to date periods ended June 30Nine months ended March 31, 2016 and 2017  16

   EarningsFiscal year to date periods ended June 30Quarter ended March 31, 2016 and 2017  17  EPS Not Applicable

 First Northwest BancorpIPO January 2015 at $10.00/ShareNASDAQ Global Select Market: FNWB  Stock Price  18

 Thank You  Adjournment  19